Exhibit 4.1

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
This AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (the “Agreement”) is made as of August 9, 2021, by and among Chime Financial, Inc., a Delaware corporation (f/k/a 1debit, Inc., the “Company”), the investors listed on Schedule A hereto, each of which is herein referred to as an “Investor” and collectively as the “Investors”, and the holders of Common Stock (as defined below) listed on Schedule B hereto, each of which is herein referred to as a “Common Holder” and collectively as the “Key Holders”.
RECITALS
WHEREAS, the Company and certain of the Investors (the “New Investors”) are parties to that certain Series G Preferred Stock Purchase Agreement, dated as of August 6, 2021 (the “Series G Agreement”); and
WHEREAS, certain of the Investors (the “Existing Investors”) hold shares of the Company’s Series F Preferred Stock, par value $0.0001 per share (the “Series F Preferred Stock”), Series E Preferred Stock, par value $0.0001 per share (the “Series E Preferred Stock”), Series D Preferred Stock, par value $0.0001 per share (the “Series D Preferred Stock”), Series C-1 Preferred Stock, par value $0.0001 per share (the “Series C-1 Preferred Stock”), Series C Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”), Company’s Series B Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”), Series A-2 Preferred Stock, par value $0.0001 per share (the “Series A-2 Preferred Stock”), the Company’s Series A Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”) and/or shares of the Company’s Series Seed Preferred Stock, par value $0.0001 per share (the “Series Seed Preferred Stock”) and are parties to an Amended and Restated Investors’ Rights Agreement dated as of September 18, 2020 among the Company, certain of the Key Holders and the Existing Investors (the “Prior Agreement”);
WHEREAS, in order to induce the New Investors to purchase Series G Preferred Stock, par value $0.0001 per share (the “Series G Preferred Stock” and, collectively with the Series F Preferred Stock, Series E Preferred Stock, Series D Preferred Stock, Series C-1 Preferred Stock, Series C Preferred Stock, Series B Preferred Stock, Series A-2 Preferred Stock, Series A Preferred Stock and the Series Seed Preferred Stock, the “Preferred Stock”), and invest funds in the Company pursuant to the Series G Agreement, the Investors, the Key Holders, and the Company hereby agree that this Agreement shall govern the rights of the Investors and the Key Holders to cause the Company to register shares of Common Stock, par value $0.0001 per share (the “Common Stock”), issued or issuable to them and certain other matters as set forth herein;
WHEREAS, the Company, the Key Holders and the Existing Investors agree to amend and restate the Prior Agreement in its entirety as set forth herein.
NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:
A.    Amendment of Prior Agreement; Waiver of Participation Right.

Pursuant to Section 4.7 of the Prior Agreement, effective and contingent upon execution of this Agreement by the Company, Existing Investors holding the requisite majority of the outstanding Registrable Securities and, with respect to Section 2.1, Section 2.2, Section 2.3 and certain portions of Section 4.7, the requisite majority of the outstanding shares of the Company’s Registerable Securities held by Major Investors (as that term is defined in the Prior Agreement) and the requisite majority of the outstanding shares of Series C-1 Preferred Stock, the Prior Agreement is hereby amended and restated in its entirety to read as set forth in this Agreement, and the Company, the Existing Investors and the Key Holders shall be bound by the provisions hereof as the sole agreement of the Company, the Existing Investors and the Key Holders with respect to the subject matter hereof. The Major Investors, which includes the requite investors pursuant to Section 4.7 of the Prior Agreement, hereby waive the participation right, including the notice requirements, set forth in Section 2.4 of the Prior Agreement with respect to the issuance of Series G Preferred Stock.
1.    Registration Rights. The Company covenants and agrees as follows:
1.1    Definitions. For purposes of this Agreement:
(a)    The term “Act” means the Securities Act of 1933, as amended.
(b)    The term “Affiliate” means, with respect to any specified person, any other person who or which, directly or indirectly, controls, is controlled by, or is under common control with such specified person, including, without limitation, any general partner, officer, director or manager of such person and any venture capital or similar investment fund now or hereafter existing that is controlled by one or more general partners or managing members of, or is under common investment management with, such person. With respect to DST Global VI, L.P., DSTG VI Investments, L.P., DSTG VI Investments-A, L.P., DST Investments XXI, L.P., DST Global VII, L.P. and DSTG VII Investments-1, L.P. and DSTG VII Investments-4, L.P. (collectively, “DST”), “Affiliate” shall include each of Jesmond Holdings, L.P. (“Jesmond”) and Saurabh Gupta (“Gupta”). With respect to SVF II Aggregator (DE) LLC (“SoftBank”), “Affiliate” shall include any successor fund to SoftBank Vision Fund II-2 L.P. that is managed by an affiliate of SoftBank including SB Investment Advisors (UK) Limited or SB Investment Advisors (US) Inc.
(c)    The term “Board” means the Company’s Board of Directors.
(d)    The term “Direct Listing” means the Company’s initial listing of its Common Stock on a national securities exchange by means of a registration statement on Form S-1 filed by the Company with the SEC that registers shares of existing capital stock of the Company for resale. For the avoidance of doubt, a Direct Listing shall not be deemed to be an underwritten offering and shall not involve any underwriting services. Any and all mentions of an underwritten offering or underwriters contained herein shall not apply to a Direct Listing.
(e)    The term “Form S-3” means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(f)    The term “Free Writing Prospectus” means a free-writing prospectus, as defined in Rule 405.
(g)    The term “Holder” means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.11 hereof; provided, however, that the Key Holders shall not be deemed to be Holders for purposes of Sections 1.2, 1.4, and 1.12.
(h)    The term “Initial Offering” means the Company’s first firm commitment underwritten public offering of its Common Stock under the Act.
(i)    The term “1934 Act” means the Securities Exchange Act of 1934, as amended.
(j)    The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.
(k)    The term “Registrable Securities” means (i) any Common Stock acquired by the Investors and any Common Stock issuable or issued upon conversion of the Series A Preferred Stock, the Series A-2 Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series C-1 Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock, the Series F Preferred Stock and the Series G Preferred Stock; (ii) the 39,005,446 shares of Common Stock issued to the Key Holders; provided, however, that such shares of Common Stock held by Key Holders shall not be deemed Registrable Securities for the purposes of Sections 1.2, 1.4, 1.12, 2.1, 2.2, 2.3, 2.4 and 4.7 and (iii) solely for the purposes of Section 1.13, any Common Stock issuable or issued upon conversion of the Series Seed Preferred Stock; and (iv) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (i) and (ii) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned. In addition, the number of shares of Registrable Securities outstanding shall equal the aggregate of the number of shares of Common Stock outstanding that are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities that are, Registrable Securities.
(l)    The term “Restated Certificate” shall mean the Company’s Amended and Restated Certificate of Incorporation, as amended and/or restated from time to time.
(m)    The term “Rule 144” shall mean Rule 144 under the Act.
(n)    The term “Rule 144(b)(1)(i)” shall mean subsection (b)(1)(i) of Rule 144 under the Act as it applies to persons who have held shares for more than one (1) year.
(o)    The term “Rule 405” shall mean Rule 405 under the Act.

(p)    The term “SEC” shall mean the Securities and Exchange Commission.
Certain other capitalized terms used herein, but not defined herein, have the meanings given to such terms in the Certificate of Incorporation, unless the context otherwise requires.
1.2    Request for Registration.
(a)    Subject to the conditions of this Section 1.2, if the Company shall receive at any time after the earlier of (i) five (5) years after the date of this Agreement, (ii) six (6) months after the effective date of the Initial Offering or (iii) three (3) months after the Direct Listing, a written request from the Holders of thirty percent (30%) of the Registrable Securities (for purposes of this Section 1.2, the “Initiating Holders”) that the Company file a registration statement under the Act covering the registration of Registrable Securities with an anticipated aggregate offering price of at least $120,000,000, then the Company shall, within twenty (20) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 1.2, use its commercially reasonable efforts to effect, as soon as practicable, the registration under the Act of all Registrable Securities that the Holders request to be registered in a written request received by the Company within twenty (20) days of the mailing of the Company’s notice pursuant to this Section 1.2(a).
(b)    If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2, and the Company shall include such information in the written notice referred to in Section 1.2(a). In such event the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by those Initiating Holders holding a majority of the Registrable Securities then held by all Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Company that marketing factors require a limitation on the number of securities underwritten (including Registrable Securities), then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities pro rata based on the number of Registrable Securities held by all such Holders (including the Initiating Holders). In no event shall any Registrable Securities be excluded from such underwriting unless all other securities are first excluded. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.
(c)    Notwithstanding the foregoing, the Company shall not be required to effect a registration pursuant to this Section 1.2:

(i)    in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Act; or
(ii)    after the Company has effected two (2) registrations pursuant to this Section 1.2, and such registrations have been declared or ordered effective; or
(iii)    during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of and ending on a date one hundred eighty (180) days following the effective date of a Company-initiated registration subject to Section 1.3 below, provided that the Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective; or
(iv)    if the Initiating Holders propose to dispose of Registrable Securities that may be registered on Form S-3 pursuant to Section 1.4 hereof; or
(v)    if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2 a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders, provided that such right shall be exercised by the Company not more than once in any twelve (12) month period, and provided further that the Company shall not register any securities for the account of itself or any other stockholder during such ninety (90) day period (other than a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered).
1.3    Company Registration.
(a)    If (but without any obligation to do so) the Company proposes to register (including for this purpose (i) a registration effected by the Company for stockholders other than the Holders and (ii) in a Direct Listing involving the registration of shares held by other Holders or by stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities or, in the case of a Direct Listing, the registration of shares for sale on a national securities exchange (other than (i) a registration relating to a demand pursuant to Section 1.2 or (ii) a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 4.5, the Company shall, subject to the provisions of Section 1.3(c), use its commercially reasonable efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder requests to be registered.
(b)    Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 1.7 hereof.
(c)    Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under this Section 1.3 to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company (or by other persons entitled to select the underwriters) and enter into an underwriting agreement in customary form with such underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering. In no event shall any Registrable Securities be excluded from such offering unless all other stockholders’ securities have been first excluded. In the event that the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be apportioned pro rata among the selling Holders based on the number of Registrable Securities held by all selling Holders or in such other proportions as shall mutually be agreed to by all such selling Holders; provided, however, that in no event shall (x) the amount of securities of the selling Holders included in the offering be reduced below twenty-five percent (25%) of the total amount of securities included in such offering, unless such offering is the Initial Offering, in which case the selling Holders may be excluded if the underwriters make the determination described above and no other stockholder’s securities are included in such offering or (y) any securities held by a Common Holder be included in such offering if any Registrable Securities held by any Holder (and that such Holder has requested to be registered) are excluded from such offering. For purposes of the preceding sentence concerning apportionment, for any selling stockholder that is a Holder of Registrable Securities and that is a venture capital or similar investment fund, partnership or corporation, the affiliated funds, partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals.
1.4    Form S-3 Registration. In case the Company shall receive from the Holders of at least twenty percent (20%) of the outstanding Series A Preferred Stock, Series A-2

Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock, voting together on an as-converted basis (or Common Stock issuable upon conversion of the Series A Preferred Stock, Series A-2 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock or any combination thereof) (for purposes of this Section 1.4, the “S-3 Initiating Holders”) a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company shall:
(a)    promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and
(b)    use its commercially reasonable efforts to effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company, provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4:
(i)    if Form S-3 is not available for such offering by the Holders;
(ii)    if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $15,000,000;
(iii)    if the Company shall furnish to all Holders requesting a registration statement pursuant to this Section 1.4 a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the S-3 Initiating Holders, provided that such right shall be exercised by the Company not more than once in any twelve (12) month period, and provided further that the Company shall not register any securities for the account of itself or any other stockholder during such ninety (90) day period (other than a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered);

(iv)    if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) registrations on Form S-3 pursuant to this Section 1.4;
(v)    in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service of process in such jurisdiction and except as may be required under the Act;
(vi)    if the Company, within thirty (30) days of receipt of the request of such S-3 Initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the SEC within one hundred twenty (120) days of receipt of such request (other than a registration effected solely to qualify an employee benefit plan or to effect a business combination pursuant to Rule 145), provided that the Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective; or
(vii)    during the period starting with the date thirty (30) days prior to the Company’s good faith estimate of the date of the filing of and ending on a date ninety (90) days following the effective date of a Company-initiated registration subject to Section 1.3 above, provided that the Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective.
(c)    If the S-3 Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.4 and the Company shall include such information in the written notice referred to in Section 1.4(a). The provisions of Section 1.2(b) shall be applicable to such request (with the substitution of Section 1.4 for references to Section 1.2).
(d)    Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the S-3 Initiating Holders. Registrations effected pursuant to this Section 1.4 shall not be counted as requests for registration effected pursuant to Section 1.2.
1.5    Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:
(a)    prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the Registration Statement has been completed;

(b)    prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;
(c)    furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus and any Free Writing Prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;
(d)    use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;
(e)    in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;
(f)    notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus or Free Writing Prospectus (to the extent prepared by or on behalf of the Company) relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of any such Holder, the Company will, as soon as reasonably practicable, file and furnish to all such Holders a supplement or amendment to such prospectus or Free Writing Prospectus (to the extent prepared by or on behalf of the Company) so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made;
(g)    cause all such Registrable Securities registered pursuant to this Section 1 to be listed on a national exchange or trading system and on each securities exchange and trading system on which similar securities issued by the Company are then listed; and
(h)    provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.
Notwithstanding the provisions of this Section 1, the Company shall be entitled to postpone or suspend, for a reasonable period of time, the filing, effectiveness or use of, or trading under, any registration statement if the Company shall determine that any such filing or the sale of any securities pursuant to such registration statement would in the good faith judgment of the Board:
(i)    materially impede, delay or interfere with any material pending or proposed financing, acquisition, corporate reorganization or other similar transaction involving the Company for which the Board has authorized negotiations;
(ii)    materially adversely impair the consummation of any pending or proposed material offering or sale of any class of securities by the Company; or
(iii)    require disclosure of material nonpublic information that, if disclosed at such time, would be materially harmful to the interests of the Company and its stockholders; provided, however, that during any such period all executive officers and directors of the Company are also prohibited from selling securities of the Company (or any security of any of the Company’s subsidiaries or affiliates).
In the event of the suspension of effectiveness of any registration statement pursuant to this Section 1.5, the applicable time period during which such registration statement is to remain effective shall be extended by that number of days equal to the number of days the effectiveness of such registration statement was suspended.
1.6    Information from Holder. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Holder’s Registrable Securities.
1.7    Expenses of Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections 1.2, 1.3 and 1.4, including, without limitation, all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holders not to exceed $50,000 shall be borne by the Company. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 or Section 1.4 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless, in the case of a registration requested under Section 1.2, the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2 and provided, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Sections 1.2 and 1.4.

1.8    Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.
1.9    Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:
(a)    To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, officers, directors and stockholders of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in the Act) for such Holder, or, in the case of a Direct Listing, any financial advisor retained by the Company to assist in effecting such Direct Listing, and each person, if any, who controls such Holder or underwriter or such financial advisor within the meaning of the Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus, final prospectus, or Free Writing Prospectus contained therein or any amendments or supplements thereto, any issuer information (as defined in Rule 433 of the Act) filed or required to be filed pursuant to Rule 433(d) under the Act or any other document incident to such registration prepared by or on behalf of the Company or used or referred to by the Company, (ii) the omission or alleged omission to state in such registration statement a material fact required to be stated therein, or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws, and the Company will reimburse each such Holder, underwriter, financial advisor, controlling person or other aforementioned person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this subsection l.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter, financial advisor, controlling person or other aforementioned person.
(b)    To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, legal counsel and accountants for the Company, any underwriter, financial advisor, any other Holder selling securities in such registration statement and any controlling person of any such underwriter, financial advisor, or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any person intended to be indemnified pursuant to this subsection l.9(b) for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this subsection l.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld), and provided that in no event shall any indemnity under this subsection l.9(b) exceed the net proceeds from the offering received by such Holder.
(c)    Promptly after receipt by an indemnified party under this Section 1.9 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one (1) separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.9 to the extent of such prejudice, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.9.
(d)    If the indemnification provided for in this Section 1.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided, however, that (i) no contribution by any Holder, when combined with any amounts paid by such Holder pursuant to Section 1.9(b), shall exceed the net proceeds from the offering received by such Holder and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Section 1.9(d), when combined with the amounts paid or payable by such Holder pursuant to Section 1.9(b), exceed the proceeds from the offering received by such Holder (net of any expenses paid by such Holder). The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
(e)    Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.
(f)    The obligations of the Company and Holders under this Section 1.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1 and otherwise.
1.10    Reports Under the 1934 Act. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:
(a)    make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the effective date of the Initial Offering;
(b)    file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and
(c)    furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to avail any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.
1.11    Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities that (a) is an Affiliate, subsidiary, parent, partner, limited partner, retired partner or stockholder of a Holder, (b) is a Holder’s family member or trust for the benefit of an individual Holder, or (c) after such assignment or transfer, holds at least 1,000,000 shares of Registrable Securities (appropriately adjusted for any stock split, dividend, combination or other recapitalization), provided: (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including, without limitation, the provisions of Section 1.13 below; and (iii) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.
1.12    Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders holding a majority of the Registrable Securities then held by all Holders, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to include any of such securities in any registration filed under Section 1.2, Section 1.3 or Section 1.4 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders that are included or (b) to demand registration of their securities.
1.13    “Market Stand-Off” Agreement.
(a)    Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company’s Initial Offering and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (l80) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock held immediately prior to the effectiveness of the Registration Statement for such offering, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The foregoing provisions of this Section 1.13 shall apply only to the Company’s Initial Offering (and shall only be applicable to the Initial Offering if the Company has not already completed a Direct Listing), shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall only be applicable to the Holders if all officers, directors and greater than one percent (1%) stockholders of the Company enter into similar agreements. The underwriters in connection with the Company’s Initial Offering are intended third-party beneficiaries of this Section 1.13 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in the Company’s Initial Offering that are consistent with this Section 1.13 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply to all Holders subject to such agreements pro rata based on the number of shares subject to such agreements.

In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.
(b)    Each Holder agrees that a legend reading substantially as follows shall be placed on all certificates representing all Registrable Securities of each Holder (and the shares or securities of every other person subject to the restriction contained in this Section 1.13):
THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP PERIOD AFTER THE EFFECTIVE DATE OF THE ISSUER’S REGISTRATION STATEMENT FILED UNDER THE ACT, AS AMENDED, AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE ISSUER’S PRINCIPAL OFFICE. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.
1.14    Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 (a) after three (3) years following the consummation of a Qualified Public Offering (as defined in the Restated Certificate) or Direct Listing (whichever occurs first), (b) as to any Holder, such earlier time after an Initial Offering at which such Holder (i) can sell all shares held by it in compliance with Rule 144(b)(1)(i) or (ii) holds one percent (1%) or less of the Company’s outstanding Common Stock and all Registrable Securities held by such Holder (together with any Affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) can be sold in any three (3) month period without registration in compliance with Rule 144 or (c) after the consummation of a Liquidation Event, as that term is defined in the Restated Certificate.
2.    Covenants of the Company.
2.1    Delivery of Financial Statements. The Company shall, upon request, deliver to each Investor (or transferee of an Investor) that holds, in the aggregate, at least 3,400,000 shares of Preferred Stock (each as appropriately adjusted for any stock split, dividend, combination or other recapitalization) (each a “Major Investor”):
(a)    as soon as practicable, but in any event within sixty (60) days after the end of each fiscal year of the Company, an unaudited income statement for such fiscal year, an unaudited balance sheet of the Company and statement of stockholders’ equity as of the end of such year, and an unaudited statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles (“GAAP”), such financial statements shall be audited and certified by independent public accountants of nationally recognized standing selected by the Company and such audited statements shall be provided within one hundred and eighty (180) days after the end of the fiscal year end;

(b)    as soon as practicable, but in any event within forty-five (45) days after the end of each quarter of each fiscal year of the Company, an unaudited income statement, statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments and (ii) not contain all notes thereto that may be required in accordance with GAAP);
(c)    as soon as practicable, but in any event 30 days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, and, as soon as prepared, any other budgets or revised budgets prepared by the Company;
(d)    as soon as practicable, but in any event within forty-five (45) days after the end of each quarter of each fiscal year of the Company, a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the period, the Common Stock issuable upon conversion or exercise of any outstanding securities convertible or exercisable for Common Stock and the exchange ratio or exercise price applicable thereto, and the number of shares of issued stock options and stock options not yet issued but reserved for issuance, if any, all in sufficient detail as to permit the Major Investors to calculate their respective percentage equity ownership in the Company; and
(e)    such other information relating to the financial condition, business or corporate affairs of the Company as the Major Investor may from time to time request, provided, however, that the Company shall not be obligated under this subsection (e) or any other subsection of Section 2.1 to provide information that (i) it deems in good faith to be a trade secret or similar confidential information or (ii) the disclosure of which, upon the advice of counsel, would adversely affect the attorney-client privilege between the Company and its counsel; and
(f)    Notwithstanding anything else in this Section 2.1 to the contrary, the Company may cease providing the information set forth in this Section 2.1 during the period starting with the date thirty (30) days before the Company’s good-faith estimate of the date of filing of a registration statement with the SEC under the Act if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Section 2.1 shall be reinstated at such time as the Company is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective.
For the avoidance of doubt, (i) the shares of Preferred Stock held by Jesmond and Gupta shall be aggregated with the Preferred Stock held by DST and (ii) the shares of Preferred Stock held by SCGE Fund, L.P. (“SCGE”), and Sequoia Capital Global Growth Fund III – U.S./India Annex Fund, L.P. (“SCGGF”) shall be aggregated, in each case for purposes of determining Major Investor Status.
2.2    Inspection. The Company shall permit each Major Investor, at such Major Investor’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Major Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information that it reasonably considers to be a trade secret or similar confidential information.
2.3    Termination of Certain Covenants. The covenants set forth in Sections 2.1 and 2.2 shall terminate and be of no further force or effect upon the earlier to occur of (a) the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public, (b) when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur or (c) the consummation of a Liquidation Event, as that term is defined in the Restated Certificate.
2.4    Right of First Offer. Subject to the terms and conditions specified in this Section 2.4, the Company hereby grants to each Major Investor a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.4, the term “Major Investor” includes any Affiliates of a Major Investor. A Major Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and Affiliates in such proportions as it deems appropriate.
Each time the Company proposes to offer any shares of, or securities convertible into or exchangeable or exercisable for any shares of, its capital stock (“Shares”), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:
(a)    The Company shall deliver a notice in accordance with Section 4.5 (“Notice”) to the Major Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered and (iii) the price and terms upon which it proposes to offer such Shares.
(b)    By written notification received by the Company within twenty (20) calendar days after the giving of Notice, each Major Investor may elect to purchase, at the price and on the terms specified in the Notice, up to that portion of such Shares that equals the proportion that the number of shares of Common Stock that are Registrable Securities then held by such Major Investor (assuming full conversion and exercise of all convertible and exercisable securities then outstanding and held by such Major Investor) bears to the Prior Equity Financing Fully Diluted Shares. For purposes of this paragraph, the “Prior Equity Financing Fully Diluted Shares” shall mean the total number of shares of Common Stock of the Company outstanding (assuming full conversion and exercise of all convertible and exercisable securities outstanding) immediately following the closing of the most recent equity financing that occurred prior to the proposed sale of the Shares for which this right is then being triggered. At the expiration of such twenty (20) calendar day period, the Company shall promptly, in writing, inform each Major Investor that elects to purchase all the shares available to it (a “Fully-Exercising Investor”) of any other Major Investor’s failure to do likewise. During the ten (10) day period commencing after such information is given, each Fully-Exercising Investor may elect to purchase that portion of the Shares for which Major Investors were entitled to subscribe, but which were not subscribed for by the Major Investors, that is equal to the proportion that the number of shares of Registrable Securities then held by such Fully-Exercising Investor (assuming full conversion and exercise of all convertible and exercisable securities then outstanding and held by such Fully-Exercising Investor) bears to the total number of shares of Common Stock that are Registrable Securities held by the Fully-Exercising Investors (assuming full conversion and exercise of all convertible and exercisable securities then outstanding and held by the Fully-Exercising Investors).
(c)    If all Shares that Major Investors are entitled to obtain pursuant to subsection 2.4(b) are not elected to be obtained as provided in subsection 2.4(b) hereof, the Company may, during the ninety (90) day period following the expiration of the period provided in subsection 2.4(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than that, and upon terms no more favorable to the offeree than those, specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within sixty (60) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.
(d)    The right of first offer in this Section 2.4 shall not be applicable to the issuance of Excluded Shares, as such term is defined in the Restated Certificate; provided, however, that for purposes of this Section 2.4(d), securities issued pursuant to Article IV(4)(c)(ii)(H) of the Restated Charter shall not constitute Excluded Securities.
(e)    The rights provided in this Section 2.4 may not be assigned or transferred by any Major Investor; provided, however, that a Major Investor that is a venture capital or similar investment fund (including, for the avoidance of doubt, DST) may assign or transfer such rights to its Affiliates.
(f)    The covenants set forth in this Section 2.4 shall terminate and be of no further force or effect upon the consummation of (i) a Qualified Public Offering (as defined in the Restated Certificate), (ii) a Direct Listing, or (iii) a Liquidation Event (as defined in the Restated Certificate).
2.5    Proprietary Information and Inventions Agreements. The Company shall require all employees with access to confidential information to execute and deliver a Proprietary Information and Inventions Agreement in substantially the form approved by the Board and shall require all consultants to execute and deliver a Consulting Agreement containing appropriate confidentiality and invention assignment provisions.
2.6    Employee Agreements. Unless approved by the Board, all future employees of the Company who shall purchase, or receive options to purchase, shares of Common Stock following the date hereof shall be required to execute stock purchase or option agreements providing for (a) vesting of shares over a four (4) year period with the first twenty five percent (25%) of such shares vesting following twelve (12) months of continued employment or services, and the remaining shares vesting in equal monthly installments over the following thirty six (36) months thereafter and (b) a one hundred and eighty (180)-day lockup period in connection with the Initial Offering. The Company shall retain a right of first refusal on transfers until the Initial Offering and the right to repurchase unvested shares at cost.

2.7    Indemnification Matters. The Company hereby acknowledges that one (1) or more of the directors nominated to serve on the Board by the Investors (each a “Fund Director”) may have certain rights to indemnification, advancement of expenses and/or insurance provided by one or more of the Investors and certain of their affiliates (collectively, the “Fund Indemnitors”). The Company hereby agrees (a) that it is the indemnitor of first resort (i.e., its obligations to any such Fund Director are primary and any obligation of the Fund Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Fund Director are secondary), (b) that it shall be required to advance the full amount of expenses incurred by such Fund Director and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement by or on behalf of any such Fund Director to the extent legally permitted and as required by the Restated Certificate or Bylaws of the Company (or any agreement between the Company and such Fund Director), without regard to any rights such Fund Director may have against the Fund Indemnitors, and, (c) that it irrevocably waives, relinquishes and releases the Fund Indemnitors from any and all claims against the Fund Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Fund Indemnitors on behalf of any such Fund Director with respect to any claim for which such Fund Director has sought indemnification from the Company shall affect the foregoing and the Fund Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Fund Director against the Company.
2.8    D&O Insurance. The Company has Directors and Officers liability insurance in an amount and on terms and conditions satisfactory to the Board, and will use commercially reasonable efforts to cause such insurance policy to be maintained until such time as the Board (including at least one of the Preferred Directors (as defined in the Restated Certificate)) determines that such insurance should be discontinued. Such policy shall not be cancelable by the Company without prior approval by the Board (including at least one of the Preferred Directors (as defined in the Restated Certificate)).
2.9    Confidentiality. Each Investor agrees, severally and not jointly, to use the same degree of care as such Investor uses to protect its own confidential information for any information obtained pursuant to Section 2.1 or Section 2.2 hereof which the Company identifies in writing as being proprietary or confidential and such Investor acknowledges that it will not, unless otherwise required by law or the rules of any national securities exchange, association or marketplace, disclose such information without the prior written consent of the Company except such information that (a) was in the public domain prior to the time it was furnished to such Investor, (b) is or becomes (through no willful improper action or inaction by such Investor) generally available to the public, (c) was in its possession or known by such Investor without restriction prior to receipt from the Company, (d) was rightfully disclosed to such Investor by a third party without restriction or (e) was independently developed without any use of the Company’s confidential information. Notwithstanding the foregoing, each Investor that is a limited partnership or limited liability company may disclose such proprietary or confidential information to any former partners or members who retained an economic interest in such Investor, current or prospective partner of the partnership or any subsequent partnership under common investment management, limited partner, general partner, member or management company of such Investor (or any employee or representative of any of the foregoing) (each of the foregoing persons, a “Permitted Disclosee”) or legal counsel, accountants or representatives for such Investor. Furthermore, nothing contained herein shall prevent any Investor or any Permitted Disclosee from (i) entering into any business, entering into any agreement with a third party, or investing in or engaging in investment discussions with any other company (whether or not competitive with the Company), provided that such Investor or Permitted Disclosee does not, except as permitted in accordance with this Section 2.9, disclose or otherwise make use of any proprietary or confidential information of the Company in connection with such activities, or (ii) making any disclosures required by law, rule, regulation or court or other governmental order.
2.10    OFAC. The Company shall not knowingly directly or indirectly use the proceeds of the issuance of shares of its capital stock, or to lend, contribute or otherwise make available such proceeds to any subsidiary, affiliate, joint venture partner or other person or entity, for the purpose of unlawfully financing or facilitating any activity of or transaction with any person or entity, or in any country or territory, that, at the time of such funding or facilitation, is a person, entity, country, or territory with which dealings are restricted or prohibited by any Sanctions (including any person owned or controlled by any person subject to any Sanctions). “Sanctions” means any economic or trade sanctions or restrictive measures enacted, administered, imposed or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State, the United Nations Security Council, the European Union and/or the French Republic.
2.11    Foreign Corrupt Practices Act. The Company shall make commercially reasonable efforts to ensure that none of the Company, any of its affiliates or any director, officer, employee, stockholder or agent or other person acting on behalf of the Company or any of its affiliates shall make, offer, promise or authorize, directly or indirectly, any payment or gift of any money or anything of value to or for the benefit of any “foreign official” (as such term is defined in the U.S. Foreign Corrupt Practices Act (the “FCPA”)), foreign political party or official thereof or candidate for foreign political office for the purpose of (i) influencing any official act or decision of such official, party or candidate, (ii) inducing such official, party or candidate to use his, her or its influence to affect any act or decision of a foreign governmental authority or (iii) securing any improper advantage, in the case of (i), (ii) and (iii) above in order to assist the Company or any of its affiliates in obtaining or retaining business for or with, or directing business to, any person. The Company shall make commercially reasonable efforts to ensure that none of the Company, any of its affiliates or any director, officer, employee, stockholder or agent or other person acting on behalf of the Company or any of its affiliates shall make or authorize any bribe, rebate, payoff, influence payment, kickback or other unlawful payment of funds or received or retained any funds in violation of any law, rule or regulation. The Company shall make commercially reasonable efforts to maintain and cause its affiliates to maintain, written policies and procedures and systems of internal controls (including, but not limited to, accounting systems, purchasing systems and billing systems) to ensure compliance with the FCPA and other applicable anti-bribery or anti-corruption laws.
2.12    Additional Tax Matters
(a)    C-Corp. The Company shall take such actions, including making an election to be treated as an association taxable as a corporation, as may be required to ensure that at all times the Company is classified as a corporation for United States federal income tax purposes.
(b)    U.S. Real Property Holding Company (USRPHC). The Company shall to conduct its affairs so as to avoid the Company being treated as a “United States Real Property Holding Corporation” within the meaning of Section 897(c)(2) of the Internal Revenue Code, as amended (the “Code”) and any applicable regulations promulgated thereunder (“USRPHC”). The Company shall notify the Investor promptly following any “determination date” (as defined in Treasury Regulations section 1.897-2(c)(1)) or otherwise within five (5) business days of becoming aware that the Company is, or is reasonably likely to be, a USRPHC. In addition, upon reasonable request from the Investor, the Company shall issue a statement to the Investor, in form and substance as described in Treasury Regulations sections 1.897-2(h)(1) and 1.1445-2(c) (or any successor regulations) and signed under penalties of perjury, regarding whether any interest in the Company constitutes a “U.S. real property interest” within the meaning of Section 897(c) of the Code, together with an executed notice to the Internal Revenue Service described in Treasury Regulations section 1.897-2(h)(2) (or any successor regulation). Such statement shall be delivered within ten (10) business days of the Investor’s written request therefor.
2.13    Termination of Certain Covenants. The covenants set forth in Sections 2.5, 2.6, 2.10, 2.11 and 2.12 shall terminate and be of no further force or effect upon the consummation of (a) a Qualified Public Offering (as defined in the Restated Certificate), (b) a Direct Listing or (b) a Liquidation Event (as defined in the Restated Certificate).
3.    Miscellaneous.
3.1    Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
3.2    Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.
3.3    Counterparts; Facsimile. This Agreement may be executed and delivered by facsimile or electronic signature and in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument.
3.4    Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
3.5    Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given upon the earlier to occur of actual receipt or: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the addresses set forth on the signature pages attached hereto (or at such other addresses as shall be specified by notice given in accordance with this Section 4.5), and if to Aspect Ventures, LP and its designated affiliates, with a copy (which shall not constitute notice) to Kathi A. Rawnsley, Lowenstein Sandler LLP, 390 Lytton Avenue, Palo Alto, California 94301, and if to Cathay, with a copy (which shall not constitute notice) to Rezwan D. Pavri, Wilson Sonsini Goodrich & Rosati, P.C., 650 Page Mill Road, Palo Alto, CA 94304-1050, and if to Menlo Ventures XIV, L.P., with a copy (which shall not constitute notice) to Gregory Chin, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 44 Montgomery Street, 36th Floor, San Francisco, CA 94104 and if to Crosslink Crossover Fund VII, L.P., with a copy (which shall not constitute notice) to Scott M. Iyama, Orrick Harrington & Sutcliffe, 1000 Marsh Road, Menlo Park, CA 94025, and if to SCGE Fund, L.P., or Sequoia Capital Global Growth Fund III – U.S./India Annex Fund, L.P., with a copy (which shall not constitute notice) to Alese Bagdol, Goodwin Procter LLP, 1900 N St. N.W., Washington, D.C. 20036 and if to SoftBank, with a copy (which shall not constitute notice) to Saad Khanani, Latham & Watkins LLP, 140 Scott Drive, Menlo Park, CA 94025.
3.6    Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.
3.7    Entire Agreement; Amendments and Waivers. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Any term of this Agreement (other than Section 2.1, Section 2.2, Section 2.3, Section 2.4, Section 3.13 and Section 3.15) may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Investors holding a majority of the Registrable Securities then outstanding; provided, however, that in the event that such amendment or waiver adversely affects the obligations or rights of the Key Holders in a different manner than the other Holders, such amendment or waiver shall also require the written consent of the holders of a majority of the then outstanding shares of Common Stock held by the Key Holders then providing services to the Company as an officer, employee, or consultant; provided, further, that in the event that such amendment or waiver adversely affects the obligations or rights of a particular Investor in a different manner than the other Investors (including, for the avoidance of doubt, any amendment or waiver which treats (x) Investors holding one class or series of stock differently than Investors holding a different class or series of stock, or (y) an Investor or a group of Investors holding one class or series of stock differently from other Investors holding the same class or series of stock) such amendment or waiver shall also require the written consent of such Investor. The provisions of Section 2.1, Section 2.2, Section 2.3 and this sentence of this Section 3.7 may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Major Investors holding a majority of the Registrable Securities that are held by all of the Major Investors.

The provisions of Section 2.4 and this sentence of this Section 3.7 may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Major Investors holding a majority of the Registrable Securities that are held by all of the Major Investors, which such majority must include (i) DST and (ii) at least one of (y) General Atlantic (CH), L.P. (“General Atlantic”) or (z) Coatue US 26 LLC and Coatue Kona III LP (together, “Coatue”).
Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities, each future holder of all such Registrable Securities and the Company. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Major Investor without the written consent of such Major Investor unless such amendment, termination, or waiver applies to all Major Investors in the same fashion; provided, however, that the definition of “Major Investor” in Section 2.1 may not be amended or waived in any way to exclude any then-existing Major Investor without the written consent of such Major Investor.
3.8    Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
3.9    Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates (including affiliated venture capital or similar investment funds or venture capital or similar investment funds under common investment management) or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.
3.10    Measurement of Voting Power. Any references in the Agreement to a majority or other proportion of stock or shares, including with respect to the percentage of stock or shares required to approve a matter, shall refer to such majority or other proportion of the voting power of such stock or shares, based on the votes that the holders of such outstanding stock or shares are entitled to cast as of the record date for voting on (or taking action by consent with respect to) such matter.
3.11    Personal Information. The Company hereby covenants and agrees that it will use commercially reasonable efforts to ensure that personally identifiable information of any individuals, including, without limitation, any customers, prospective customers, employees and/or other third parties is not shared with or otherwise made available to the Investors.
3.12    Public Announcements. No party hereto or any party’s representatives will issue any press release or make any public announcement relating to the subject matter or terms of this Agreement or any of the Ancillary Agreements (as defined in the Series G Preferred Stock Purchase Agreement, dated as of the date hereof) without the prior written consent of DST (with respect to the Company and the Investors other than DST), Coatue (with respect to the Company and the Investors other than Coatue), General Atlantic (with respect to the Company and the Investors other than General Atlantic), AI Bells Holdings LLC (“Access”) (with respect to the Company and the Investors other than Access), SCGE (with respect to the Company and the Investors other than SCGE), SCGGF (with respect to the Company and the Investors other than SCGGF), SoftBank (with respect to the Company and the Investors other than SoftBank) or the Company (with respect to the Investors); provided, however, that any party may make any public disclosure it believes in good faith and after consultation with counsel is required by applicable law (including, without limitation, applicable stock exchange rules or securities laws) (in which case such party will use its best efforts to advise the other parties hereto prior to making the disclosure); provided, further, that the Investors may make disclosures as permitted under Section 2.10 of this Agreement. No party hereto or any party’s representatives shall use the name, trade names, trademarks, service marks or logos of DST, Coatue, General Atlantic, Access, SCGE, SCGGF, Softbank or any of their respective Affiliates or team members without the prior written consent of the affected investor. So long as each of DST, Coatue, General Atlantic, Access, SCGE, SCGGF and Softbank is party to this Agreement, this Section 3.13 shall not be amended and the observance of any term of this Section 3.13 shall not be waived in respect of such Investor without the written consent of such Investor.
3.13    Sanctions Compliance. Each Investor hereby represents that it is not designated on (nor owned at least fifty percent (50%) by one or more parties themselves designated on) the Specially Designated Nationals (“SDN”) List maintained and administered by OFAC. Each Investor further covenants and agrees that, should it ever become designated on (or owned at least fifty percent (50%) by one or more parties themselves designated on) the SDN List, the Company may take lawful actions to suspend such Investor’s voting privileges, halt any payment of dividend or other distribution to such Investor, and otherwise cease any and all transactions with such Investor, as required by applicable laws and regulations.
3.14    Coatue. The Company understands and acknowledges that in the regular course of Coatue’s business, Coatue may invest in companies that have issued securities that are publicly traded (each, a “Public Company”). Accordingly, the Company covenants and agrees that before knowingly providing material non-public information about a Public Company (“Public Company Information”) to Coatue, the Company will provide prior written notice to Coatue Chief Legal officer and Chief Compliance Officer at compliance@coatue.com describing such information in reasonable detail. The Company shall not knowingly disclose Public Company Information to Coatue without written authorization from the applicable compliance personnel listed above, provided, however, that, the Company will be permitted to disclose agreements entered into with Public Companies in the ordinary course of business, such as routine customer, supplier, advertising and publishing agreements without such written authorization. So long as Coatue is a party to this Agreement, this Section 3.15 shall not be amended and the observance of any term of this Section 3.15 shall not be waived without the written consent of Coatue and the Company.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

CHIME FINANCIAL, INC.

By:	/s/ Matthew Newcomb

Name: Matthew Newcomb

Title: Chief Financial Officer

Address: 77 Maiden Lane, 6th Floor San Francisco, CA 94108
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

SCGE FUND, L.P.

By:	/s/ Kimberly Summe
Name: Kimberly Summe
Title: Chief Operating Officer and GC

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

SEQUOIA CAPITAL GLOBAL GROWTH FUND III – U.S./INDIA ANNEX FUND, L.P., for itself and as nominee

By: SCGGF III – U.S./INDIA MANAGEMENT, L.P., a Cayman Islands exempted limited partnership
Title: General Partner

By: SC US (TTGP), LTD., a Cayman Islands exempted company
Title: General Partner

By:	/s/ Douglas M. Leone
Name: Douglas M. Leone
Title: Authorized Signatory

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

ACREW SPV, L.P.
By: Acrew Diversify Capital GenPar, L.P. its general partner
By: Acrew Capital MGP, LLC its general partner

By:	/s/ Theresia Gouw
Name: Theresia Gouw
Title: Member
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

ACREW DIVERSIFY CAPITAL FUND, L.P.
By: Acrew Diversify Capital GenPar, L.P. its general partner
By: Acrew Capital MGP, LLC its general partner

By:	/s/ Theresia Gouw
Name: Theresia Gouw
Title: Member

INVESTOR:

ACREW DIVERSIFY CAPITAL FUND, (A) L.P.
By: Acrew Diversify Capital GenPar, L.P. its general partner
By: Acrew Capital MGP, LLC its general partner

By:	/s/ Theresia Gouw
Name: Theresia Gouw
Title: Member

INVESTOR:

ACREW DIVERSIFY CAPITAL EXECUTIVE FUND, L.P.
By: Acrew Diversify Capital GenPar, L.p. its general partner
By: Acrew Capital MGP, LLC its general partner

By:	/s/ Theresia Gouw
Name: Theresia Gouw
Title: Member
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as *f the date first above written

INVESTOR:

ACREW DIVERSIFY CAPITAL EXECUTIVE FUND (A), L.P.
By: Acrew Diversify Capital GenPar, L.P. its general partner
By: Acrew Capital MGP, LLC its general partner

By:	/s/ Theresia Gouw
Name: Theresia Gouw
Title: Member

INVESTOR:

ACREW DIVERSIFY CAPITAL FUND, (G) L.P.

By: Acrew Diversify Capital GenPar, L.P. its general partner
By: Acrew Capital MGP, LLC its general partner

By:	/s/ Theresia Gouw
Name: Theresia Gouw
Title: Member
For all Acrew entities:
[***]
Address: [***]
Email: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement a of the date first written above.

INVESTOR:

ACREW CAPITAL FUND (A), L.P.
By: Acrew Capital GenPar, L.P., its general partner
By: Acrew Capital MGP, LLC, its general partner

By:	/s/ Theresia Gouw
Name: Theresia Gouw
Title: Member

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement a of the date first written above.

INVESTOR:

ACREW CAPITAL FUND, L.P.
By: Acrew Capital GenPar, L.P., its general partner
By: Acrew Capital MGP, LLC, its general partner

By:	/s/ Theresia Gouw
Name: Theresia Gouw
Title: Member

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written

INVESTOR:

GENERAL ATLANTIC (CH), L.P.
By: General Atlantic (SPV) GP, LLC, its general partner
By: General Atlantic L.P., its sole member

By:	/s/ J. Frank Brown
Name: J. Frank Brown
Title: Chief Risk Officer and Managing Director

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written

INVESTOR:
EMERSON COLLECTIVE INVESTMENTS, LLC

By:	/s/ Steve McDermid
Name: Steve McDermid
Title: Authorized Signatory

Emerson Collective Notice info:

Name of Contact: [***]
Address of Contact: [***]
E-Mail Address: [***]
with a copy to [***]

Name of Contact: [***]
Address of Contact: [***]
Telephone Number: [***]
E-Mail Address: [***]
with a copy to [***]

Name of Contact: [***]
Address of Contact: [***]
Telephone Number: [***]
Email Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written

INVESTOR:

AME CLOUD VENTURES LP
By: AME Cloud Holdings, LLC, its general partner

By:	/s/ Gregory R. Hardester
Gregory R. Hardester, Authorized Person

Address: [***]

INVESTOR:

AME 2019 FUND LP
By: AME 2019 GP LLC, its general partner

By:	/s/ Gregory R. Hardester
Gregory R. Hardester, Authorized Person

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

CROSSLINK VENTURES C, L.L.C.

By: Crosslink Ventures VII Holdings, L.L.C., its Manager

By:	/s/ Maureen Offer
Name: Maureen Offer
Title: Authorized Signatory

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

CROSSLINK CROSSOVER FUND VII, L.P.

By: Crosslink Fund VII Management, L.L.C., its General Partner

By:	/s/ Maureen Offer
Name: Maureen Offer
Title: Authorized Signatory

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

CROSSLINK CROSSOVER FUND VI, L.P

By: Crosslink Fund VI Management, L.L.C., its General Partner

By:	/s/ Maureen Offer
Name: Maureen Offer
Title: Authorized Signatory

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

CROSSLINK CROSSOVER FUND VII-A, L.P.

By: Crosslink Fund VII Management, L.L.C., its General Partner

By:	/s/ Maureen Offer
Name: Maureen Offer
Title: Authorized Signatory

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

CROSSLINK CROSSOVER FUND VII-B, L.P.

By: Crosslink Fund VII Management, L.L.C., its General Partner

By:	/s/ Maureen Offer
Name: Maureen Offer
Title: Authorized Signatory

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

CROSSLINK VENTURES VII-B, L.P.

By: Crossover Ventures VII Holdings, LLC, its General Partner

By:	/s/ Maureen Offer
Name: Maureen Offer
Title: Authorized Signatory

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

CROSSLINK VENTURES VII, L.P.

By: Crossover Ventures VII Holdings, LLC, its General Partner

By:	/s/ Maureen Offer
Name: Maureen Offer
Title: Authorized Signatory

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

CROSSLINK BAYVIEW VII, LLC

By:	/s/ Maureen Offer
Name: Maureen Offer
Title: Authorized Signatory

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

MENLO SPECIAL OPPORTUNITIES FUND II, L.P. MENLO ENTREPRENEURS INFLECTION FUND, L.P. MM INFLECTION, L.P.

By: MSOP GP II, L.L.C.
Their: General Partner

By:	/s/ Shawn Carolan
Name: Shawn Carolan
Title: Partner

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

MENLO SPECIAL OPPORTUNITIES FUND, L.P. MMSOP, L.P.

By: MSOP GP, L.L.P.
Their: General Partner

By:	/s/ Shawn Carolan
Name: Shawn Carolan
Title: Partner

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:
MENLO VENTURES XIV, L.P. MMEF XIV, L.P.

By: MV Management XIV, L.L.C.
Their: General Partner

By:	/s/ Shawn Carolan
Name: Shawn Carolan
Title: Partner

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

DSTG VII INVESTMENTS-4, L.P.

By: DST Managers VI Limited, its General Partner

By:	/s/ Despoina Zinonos
Name: Despoina Zinonos
Title: President

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

DST GLOBAL VII, L.P.

By: DST Managers VII Limited, its General Partner

By:	/s/ Despoina Zinonos
Name: Despoina Zinonos
Title: President

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

DSTG VII INVESTMENTS-1, L.P.

By: DST Managers VII Limited, its General Partner

By:	/s/ Despoina Zinonos
Name: Despoina Zinonos
Title: President

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

DST GLOBAL VI, L.P.

By: DST Managers VI Limited, its General Partner

By:	/s/ Despoina Zinonos
Name: Despoina Zinonos
Title: President

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

DSTG VI INVESTMENTS, L.P.

By: DST Managers VI Limited, its General Partner

By:	/s/ Despoina Zinonos
Name: Despoina Zinonos
Title: President

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

DSTG VI INVESTMENTS-A, L.P.

By: DST Managers VI Limited, its General Partner

By:	/s/ Despoina Zinonos
Name: Despoina Zinonos
Title: President

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

DST INVESTMENTS XXI, L.P.

By: DST Managers VI Limited, its General Partner

By:	/s/ Despoina Zinonos
Name: Despoina Zinonos
Title: President

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

JESMOND HOLDINGS, L.P.

By: Jesmond GP Limited
Their: General Partner

By:	/s/ David Muir
Name: David Muir
Title: President

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

SAURABH GUPTA

By:	/s/ Saurabh Gupta
Name:
Title:

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

COATUE US 26 LLC

By: Coatue Management, L.L.C., its manager

By:	/s/ Zachary Feingold
Name: Zachary Feingold
Title: Authorized Signatory

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

COATUE US 27 LLC

By: Coatue Management, L.L.C., its manager

By:	/s/ Zachary Feingold
Name: Zachary Feingold
Title: Authorized Signatory

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

COATUE KONA III LP

By: Coatue Kona III GP LLC, its General Partner

By:	/s/ Zachary Feingold
Name: Zachary Feingold
Title: Authorized Signatory

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

CYMBAL DF INVESTMENTS, LP

By:	/s/ Michael Dimitruk
Name: Michael Dimitruk
Title: General Counsel

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

FORERUNNER BUILDERS I, L.P.

By: Forerunner Ventures GP III, LLC
Its: General Partner

By:	/s/ Kirsten Green
Name: Kirsten Green
Title: Managing Partner

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

FORERUNNER PARTNERS I, L.P.

By: Forerunner Ventures GP I, LLC
Its: General Partner

By:	/s/ Kirsten Green
Name: Kirsten Green
Title: Managing Partner

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

ASPECT VENTURES, L.P.

By: Aspect Ventures Management, LLC

By:	/s/ Theresia Gouw
Name: Theresia Gouw
Title: Managing Member

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

ASPECT VENTURES I-A, L.P.

By: Aspect Ventures Management, LLC

By:	/s/ Theresia Gouw
Name: Theresia Gouw
Title: Managing Member

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KEY HOLDERS:

CHRISTOPHER R. BRITT, TRUSTEE OF THE BRITT LIVING TRUST

By:	/s/ Christopher R. Britt
Name: Christopher R. Britt
Title: Trustee

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KEY HOLDERS:

CHRISTOPHER R. BRITT, TRUSTEE OF THE BRITT 2018-A GRAT

By:	/s/ Christopher R. Britt
Name: Christopher R. Britt
Title: Trustee

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KEY HOLDERS:

CHRISTOPHER R. BRITT, TRUSTEE OF THE BRITT 2018-B GRAT

By:	/s/ Christopher R. Britt
Name: Christopher R. Britt
Title: Trustee

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

KEY HOLDERS:

CHRISTOPHER R. BRITT, TRUSTEE OF THE RJB EXEMPT TRUST

By:	/s/ Christopher R. Britt
Name: Christopher R. Britt
Title: Trustee

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

KEY HOLDERS:

CHRISTOPHER R. BRITT, TRUSTEE OF THE OAB EXEMPT TRUST

By:	/s/ Christopher R. Britt
Name: Christopher R. Britt
Title: Trustee

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KEY HOLDERS:

RYAN KING

By:	/s/ Ryan King

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KEY HOLDERS:

ANNUAL GIFT TRUST FOR ALANA

By:	/s/ Ryan King
Name: Ryan King
Title: Trustee

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KEY HOLDERS:

IRREVOCABLE GIFT TRUST FOR ALANA

By:	/s/ Ryan King
Name: Ryan King
Title: Trustee

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KEY HOLDERS:

ANNUAL GIFT TRUST FOR ALBA

By:	/s/ Ryan King
Name: Ryan King
Title: Trustee

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KEY HOLDERS:

ANNUAL GIFT TRUST FOR CARLES

By:	/s/ Ryan King
Name: Ryan King
Title: Trustee

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KEY HOLDERS:

ANNUAL GIFT TRUST FOR ESTELLE

By:	/s/ Ryan King
Name: Ryan King
Title: Trustee

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KEY HOLDERS:

ANNUAL GIFT TRUST FOR LANDON

By:	/s/ Ryan King
Name: Ryan King
Title: Trustee

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KEY HOLDERS:

ANNUAL GIFT TRUST FOR MELINA

By:	/s/ Ryan King
Name: Ryan King
Title: Trustee

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KEY HOLDERS:

IRREVOCABLE GIFT TRUST FOR MELINA

By:	/s/ Ryan King
Name: Ryan King
Title: Trustee

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KEY HOLDERS:

ANNUAL GIFT TRUST FOR NATALIA

By:	/s/ Ryan King
Name: Ryan King
Title: Trustee

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KEY HOLDERS:

ANNUAL GIFT TRUST FOR STERLING

By:	/s/ Ryan King
Name: Ryan King
Title: Trustee

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written

INVESTOR:

SVF II AGGREGATOR (DE) LLC

By:	/s/ Ian McLean
Name: Ian McLean
Title: Director

Address: [***]
Email: [***]

with a copy to: c/o SB Investment Advisers (US) Inc.
Email: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written

INVESTOR:

TIGER GLOBAL INVESTMENTS, L.P.
By: Tiger Global Performance, LLC, Its General Partner
By:	/s/ Steven D. Boyd
Name: Steven D. Boyd
Title: General Counsel

Address: [***]
Email (notices): [***]
Email (certificates): [***]

INVESTOR:

TIGER GLOBAL LONG OPPORTUNITIES MASTER FUND, L.P.
By: Tiger Global Performance, LLC, its Investment Advisor

By:	/s/ Steven D. Boyd
Name: Steven D. Boyd
Title: General Counsel

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written

INVESTOR:

TIGER GLOBAL PRIVATE INVESTMENT PARTNERS XII, L.P.
By: Tiger Global PIP Performance XII, L.P., Its General Partner
By: Tiger Global PIP Management XII, Ltd., Its General Partner

By:	/s/ Steven D. Boyd
Name: Steven D. Boyd
Title: General Counsel

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written

INVESTOR:

TIGER GLOBAL PIP 12 HOLDINGS, L.P.
By: Tiger Global Private Investment Partners XI, L.P., Its General Partner
By: Tiger Global PIP Performance XII, L.P., Its General Partner
By: Tiger Global PIP Management XII, Ltd., Its General Partner

By:	/s/ Steven D. Boyd
Name: Steven D. Boyd
Title: General Counsel

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written

INVESTOR:

ALEX COOK

By:	/s/ Alex Cook
Name:	Alex Cook
Title:

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written

INVESTOR:

ICONIQ STRATEGIC PARTNERS IV, L.P.,
a Cayman Islands exempted limited partnership

By: ICONIQ Strategic Partners IV GP, L.P., a Cayman Islands exempted limited partnership
Its: General partner
By: ICONIQ Strategic Partners IV TT GP, Ltd., a Cayman Islands exempted company
Its: General Partner

By:	/s/ Kevin Foster
Name: Kevin Foster
Title: Authorized Person

ICONIQ STRATEGIC PARTNERS IV-B, L.P.,
a Cayman Islands exempted limited partnership

By: ICONIQ Strategic Partners IV GP, L.P., a Cayman Islands exempted limited partnership
Its: General partner
By: ICONIQ Strategic Partners IV TT GP, Ltd., a Cayman Islands exempted company
Its: General Partner

By:	/s/ Kevin Foster
Name: Kevin Foster
Title: Authorized Person
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written

ICONIQ STRATEGIC PARTNERS IV CO- INVEST, L.P. (SERIES C), a Delaware series limited partnership

By: ICONIQ Strategic Partners IV GP, L.P., a Cayman Islands exempted limited partnership
Its: General partner
By: ICONIQ Strategic Partners IV TT GP, Ltd., a Cayman Islands exempted company
Its: General Partner

By:	/s/ Kevin Foster
Name: Kevin Foster
Title: Authorized Person

ICONIQ STRATEGIC PARTNERS III, L.P.,
a Cayman Islands exempted limited partnership

By: ICONIQ Strategic Partners IV GP, L.P., a Cayman Islands exempted limited partnership
Its: General partner
By: ICONIQ Strategic Partners IV TT GP, Ltd., a Cayman Islands exempted company
Its: General Partner

By:	/s/ Kevin Foster
Name: Kevin Foster
Title: Authorized Person
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written

ICONIQ STRATEGIC PARTNERS III-B, L.P., a Cayman Islands exempted limited partnership

By: ICONIQ Strategic Partners IV GP, L.P., a Cayman Islands exempted limited partnership
Its: General partner
By: ICONIQ Strategic Partners IV TT GP, Ltd., a Cayman Islands exempted company
Its: General Partner

By:	/s/ Kevin Foster
Name: Kevin Foster
Title: Authorized Person

Address: [***]

ICONIQ STRATEGIC PARTNERS V, L.P., a Cayman Islands exempted limited partnership
By: ICONIQ Strategic Partners V GP, L.P.
Its: General partner
By: ICONIQ Strategic Partners V TT GP, Ltd.,
Its: General Partner

By:	/s/ Kevin Foster
Name: Kevin Foster
Title: Authorized Person
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written

ICONIQ STRATEGIC PARTNERS V-B, L.P., a Cayman Islands exempted limited partnership

By: ICONIQ Strategic Partners V GP, L.P.
Its: General partner
By: ICONIQ Strategic Partners V TT GP, Ltd.,
Its: General Partner

By:	/s/ Kevin Foster
Name: Kevin Foster
Title: Authorized Person

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KEY HOLDERS:

DAVID KING

By:	/s/ David King

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

KEY HOLDERS:

MAUREEN VERGARA

By:	/s/ Maureen Vergara

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written

INVESTOR:

HMI CAPITAL PARTNERS, L.P.
By: HMI Capital Fund GP, LLC
Its: General Partner

By:	/s/ Sean Barett
Name: Sean Barett
Title: Authorized Person

Address: [***]
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written

INVESTOR:

THE SCHIEHALLION FUND LIMITED

Executed for and on behalf of the Schiehallion Fund Limited, acting through its agent, Baillie Gifford Overseas Limited

By:	/s/ Mark Urquhart
Name: Mark Urquhart
Title: Authorised Signatory of Baillie Gifford
Overseas Limited
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written

INVESTOR:

THE GROWTH FUND OF AMERICA

By: Capital Research and Management Company, for and on behalf of The Growth Fund of America

By:	/s/ Walter R. Burkley
Name: Walter R. Burkley
Title: Authorized Signatory

INVESTOR:

CAPITAL GROUP GROWTH FUND OF AMERICA TRUST (US)

By: Capital Research and Management Company, for and on behalf of Capital Group Growth Fund of America Trust (US)

By:	/s/ Walter R. Burkley
Name: Walter R. Burkley
Title: Authorized Signatory
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written

INVESTOR:

ALGER CAPITAL APPRECIATION FUND

By:	/s/ Tina Payne
Name: Tina Payne
Title: Secretary

INVESTOR:

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

By:	/s/ Tina Payne
Name: Tina Payne
Title: Secretary

INVESTOR:

ALGER CAPITAL APPRECIATION PORTFOLIO

By:	/s/ Tina Payne
Name: Tina Payne
Title: Secretary
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written

INVESTOR:

ALGER SPECTRA FUND

By:	/s/ Tina Payne
Name: Tina Payne
Title: Secretary

INVESTOR:

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

By:	/s/ Tina Payne
Name: Tina Payne
Title: Secretary

Address for Notices: [***]
Email: [***]

with a copy to:
Stroock & Stroock & Lavan LLP
Email: [***]

SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written

INVESTOR:

THIRTY FIFTH INVESTMENT COMPANY LLC

By:	/s/ Rodney Cannon /s/ Hani Barhoush
Name: Rodney Cannon / Hani Barhoush
Title: Authorised Signatories
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTOR:

HS Investments III Limited

SIGNED for and on behalf of HS INVESTMENTS III LIMITED

By:	/s/ John Bishop
Name: John Bishop
Title: Director
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written

INVESTOR:

OMEGA ORYX LIMITED

By:	/s/ Bashar Al Rosan
Name: Bashar Al Rosan
Title: Authorized Signatory
SIGNATURE PAGE TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR CHIME FINANCIAL INC.

SCHEDULE A
SCHEDULE OF INVESTORS
Sino French (Innovation) Fund FPCI
Clocktower Technologies I LP
Acrew K SPV, L.P.
Acrew Diversify Capital Fund, L.P.
Acrew Diversify Capital Fund (A), L.P.
Acrew Diversify Capital Executive Fund, L.P.
Acrew Diversify Capital Executive Fund (A), L.P.
Acrew Diversify Capital Fund (G), L.P.
AME Cloud Ventures LP
AME 2019 Fund LP
Aspect Ventures, L.P.
Aspect Ventures I-A, L.P.
Crosslink Ventures VII, L.P
Crosslink Ventures VII-B, L.P
Crosslink Bayview VII, LLC
Crosslink Crossover Fund VI, L.P.
Crosslink Crossover Fund VII, L.P.
Crosslink Crossover Fund VII-A, L.P.
Crosslink Crossover Fund VII-B, L.P.
Crosslink Ventures C, L.L.C.
Emerson Collective Investments, LLC
GIC Private Investments, L.P.
General Atlantic (CH), L.P.
HMI Capital Partners, L.P.
Homebrew Ventures I, L.P.
Forerunner Partners I, L.P.
Forerunner Builders I, L.P.
The Board of Trustees of the Leland Stanford Junior University (Daper I)
Zander Lurie
Omidyar Network Fund LLC
Flourish Venture Fund LLC (f/k/a Fair Finance Fund LLC)
Ohana Holdings, L.L.C.
Menlo Ventures XIV, L.P.
Menlo Entrepreneurs Fund XIV, L.P.
MMEF XIV, L.P.
Menlo Special Opportunities Fund, L.P.
MMSOP, L.P.
Menlo Special Opportunities Fund II, L.P.
Menlo Entrepreneurs Inflection Fund, L.P.
S-A

MM Inflection, L.P.
Jesmond Holdings, L.P.
Saurabh Gupta
DST Global VI, L.P.
DSTG VI Investments, L.P.
DSTG VI Investments-A, L.P.
DST Investments XXI, L.P.
DST Global VII, L.P.
DSTG VII Investments-1, L.P.
DSTG VII Investments-4, L.P.
Coatue Kona III LP
ICONIQ Strategic Partners III, L.P.
ICONIQ Strategic Partners III-B, L.P.
ICONIQ Strategic Partners IV, L.P.
ICONIQ Strategic Partners IV-B, L.P.
ICONIQ Strategic Partners IV Co-Invest, L.P. (Series C)
Cymbal DF Investments, LP
Chateau, LLC, a Delaware limited liability company
Oleg Tscheltzoff
AI Bells Holdings LLC
Acrew Capital Fund (A), L.P.
Alex Cook
Tiger Global Investments, L.P.
Tiger Global Long Opportunities Master Fund, L.P.
Tiger Global Private Investment Partners XII, L.P.
Acrew Capital Fund, L.P.
Blake Commagere
Capili Living Trust
IA 1debit, LLC
Jay McGraw
Oliver and Lish Jung
Russell Fradin
The Golub Family 1999 Trust
Turbo Ventures, LLC
zPark Venture, L.P.
Whale Rock Flagship Master Fund, LP
Whale Rock Flagship AI Fund LP
Whale Rock Long Opportunities Master Fund, LP
Coatue US 26 LLC
Coatue US 27 LLC
D&H Yang Trust
AGATE Capital C, LLC
The Schiehallion Fund
HMI Capital Partners, L.P.
Merckx Capital Partners. L.P.
S-A

THSDFS LLC Series 14
SCGE Fund, L.P.
Light Street SPV5, L.P.
MACSF Epargne Retraite SA
HS Investments III Limited
SkyBridge Capital Holdings, LP
Capital Ventures International
Nye Family Trust
The 2020 Timothy J. Maguire Investment Trust dated August 4, 2020
Empros Technologies Fund XIV, LLC
GFC Global Founders Capital GMBH
Rocket Internet Capital Partners II SCS
Rocket Internet Capital Partners (EURO) II SCS
Moisey Uretsky
Walter Wong
Sequoia Capital Global Growth Fund III – U.S./India Annex Fund, L.P.
SVF II Aggregator (DE) LLC
Tiger Global Private Investment Partners XII, L.P.
Tiger Global Investments, L.P.
Tiger Global Long Opportunities Master Fund, L.P.
ICONIQ Strategic Partners IV, L.P.
ICONIQ Strategic Partners IV-B, L.P.
ICONIQ Strategic Partners IV Co-Invest, L.P. (Series C)
ICONIQ Strategic Partners III, L.P.
ICONIQ Strategic Partners III-B, L.P.
ICONIQ Strategic Partners V, L.P.
ICONIQ Strategic Partners V-B, L.P.
The Growth Fund of America
Capital Group Growth Fund of America Trust (US)
Alger Capital Appreciation Fund
Alger Capital Appreciation Institutional Fund
Alger Capital Appreciation Portfolio
Alger Spectra Fund
Alger Small Cap Growth Institutional Fund
Thirty Fifth Investment Company LLC
HS Investments III Limited
Omega Oryx Limited
S-A

SCHEDULE B
STOCK OF THE COMPANY BENEFICIALLY OWNED BY KEY HOLDERS

Key Holder	Number of Shares
Jay McGraw	4,315,840
Britt-2018-A-GRAT	466,599
Britt-2018-B-GRAT	466,599
Britt Living Trust	16,412,421
OAB Exempt Trust	500,000
RJB Exempt Trust	500,000
Ryan King	14,763,457
Annual Gift Trust for Alana	87,700
Irrevocable Gift Trust for Alana	400,000
Annual Gift Trust for Alba	87,700
Annual Gift Trust for Carles	87,700
Annual Gift Trust for Estelle	87,700
Annual Gift Trust for Landon	43,850
Annual Gift Trust for Melina	87,700
Irrevocable Gift Trust for Melina	400,000
Annual Gift Trust for Natalia	87,700
Annual Gift Trust for Sterling	87,700
David King	78,930
Maureen Vergara	43,850
Total	39,005,446
S-B